***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
================================================================================



                                                                   EXHIBIT 10.34



                           CONVERTIBLE LOAN AGREEMENT


     This Convertible Loan Agreement ("Agreement" including all annexes, exhibits and schedules hereto, and as from time to time amended, restated, supplemented or otherwise modified) is made as of March 8, 2002, among Infowave Software, Inc., a British Columbia corporation (together with its successors and permitted assigns hereinafter referred to as the "Borrower") and Compaq Cayman Islands Investment Company, a Cayman Islands company (together with its
successors,   permitted  assigns  and  Affiliates  are  referred  to  herein  as
"Compaq").

                              PRELIMINARY STATEMENT

     A. The Borrower is entering into a Strategic Alliance and Sales Agreement (the "Strategic Alliance and Sales Agreement" including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified) contemporaneously herewith which sets forth certain terms related to the ongoing business relationship between the Borrower and Compaq.

     B. In conjunction with the increased business relations between the Borrower and Compaq, Compaq has agreed to provide the Borrower with a revolving loan as provided for in this Agreement and that certain Convertible Promissory Note (the "Note") which the Borrower shall issue in the name of Compaq pursuant to the terms of this Agreement in substantially the same form as Exhibit A wherein the Borrower promises to pay to Compaq the principal amount outstanding thereunder and interest thereon.

                                    AGREEMENT

     In consideration of the promises of the parties set forth in this Agreement, and intending to be legally bound, the parties agree as follows:

                                   ARTICLE 1

                          DEFINITIONS AND USE OF TERMS

1.1   DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     "1933 Act" means the Securities Act of 1933.

     "1934 Act" means the Securities Exchange Act of 1934.

     "Accounts" has the meaning set forth in the PPSA.

     "Account Debtor" means a Person with an Account due to, or owing to, or obligated upon such Account to the Borrower.

     "Affiliate" means, with respect to any Person: (i) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the securities having ordinary voting power for the election of directors of such Person; (ii) each other Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (iii) each of such Person's officers, directors, joint venturers and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by control or otherwise.

     "Agreement" means this Convertible Loan Agreement, including all annexes, exhibits and schedules hereto, and as from time to time amended, restated, supplemented or otherwise modified.

     "Annual Budget" means with respect to any fiscal year of the Borrower, the consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Borrower and its Subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing.

     "Articles" means the articles of the Borrower.

     "Board" means the Board of Directors of the Borrower.

     "Borrower Intellectual Property" means all patents, trademarks, trade names, service marks, trade dress, Internet domain names and world wide web addresses, copyrights, industrial designs and any licenses, renewal rights therefore, mask works, schematics, technology, manufacturing processes, supplier lists, trade secrets, know-how, Software, technical documentation of the Software, registrations and applications for any of the foregoing and all other tangible or intangible proprietary information or materials that are or have been used in (including in the development of) the Borrower's, including its Subsidiaries', business and/or in any product, technology or process (a) currently being manufactured, published or marketed by the Borrower or any
Subsidiary, or (b) currently under development for possible future manufacturing, publication, marketing or other use by the Borrower or any Subsidiary.

     "Borrower   Representative"   means  any   employee,   officer,   director,
independent contractor, consultant, agent and representative of the Borrower or its Subsidiaries.

     "Borrowing Availability" shall have the meaning assigned to it in Section 2.1(a).

     "Borrowing Base" shall mean, from time to time, an amount calculated as follows:

     (a) from the Closing Date until the earlier of December 31, 2002 and the Commitment Termination Date, (i) all cash and Cash Equivalents of the Borrower (representing at least 150% of the outstanding principal balance outstanding under the Note from time to time), together with all Invoiced

          Advances from Compaq less (ii) any accounts payable by the Borrower to Compaq including, without limitation, the amount of the Obligations of Borrower to Compaq and less (iii) any borrowings from The Toronto-Dominion Bank to the extent the same constitutes a lien referred to in subsection (l) of the definition of Permitted Encumbrance hereunder; and

     (b) from January 1, 2003 until the Commitment Termination Date, the Working Capital of the Borrower.

     "Borrowing Base Certificate" means the certificate to be duly completed and attached to each Notice of Credit Advance, substantially in the form of Exhibit B attached hereto.

     "Business Day" means any day other than a Saturday, Sunday or statutory holiday in the Province of British Columbia.

     "Cash Equivalents" shall mean:

     (i) bonds, or other evidence of indebtedness of or fully guaranteed by the Government of Canada or any Province of Canada, payable in Canadian Dollars or US Dollars and rated A (or the then equivalent grade) or higher by Dominion Bond Rating Service Limited (DBRS) and having a maturity not in excess of one year from the date of purchase;

     (ii) instruments of deposit or bankers' acceptances of or guaranteed or accepted by any Schedule 1 Canadian Charter Bank;

     (iii) instruments of deposits or commercial paper rated R-1 mid or higher by DBRS with a maturity date of 91 days or less; and

     (iv) any other instruments agreed to by Compaq, in its sole discretion, from time to time,

each to the extent that they are not subject to a right of set-off or other claim by or security interest of any Person other than Compaq.

     "Canadian Dollars" or "Cdn$" shall mean lawful currency of Canada.

     "Chattel Paper" shall have the meaning set forth in the PPSA.

     "Closing" is defined in Section 2.7.

     "Closing Date" is defined in Section 2.7.

     "Code" means the Internal Revenue Code of 1986.

     "Code Escrow Agent" means DSI Technology Escrow Services Inc.

     "Code Escrow Agreement" means the Code Escrow Agreement to be entered into among the Borrower, Compaq and Code Escrow Agent, in the form attached hereto as Exhibit C.

     "Collateral" means the assets in which the Borrower has granted Compaq a security interest pursuant to the Security Agreement.

     "Commission" means the British Columbia Securities Commission.

     "Commitment Termination Date" shall mean the earliest of (a) March 7, 2005 or such later date as may be in effect if extended by Compaq, (b) the date of termination of Compaq's obligations to make Advances or to permit the Revolving Loan to remain outstanding, and (c) the date of indefeasible prepayment in full by Borrower of the Revolving Loan.

     "Common Stock" means the common shares in the share capital of the Borrower.

     "Compaq Sales" is defined in Section 2.2.

     "Conversion Securities" means the shares of Common Stock or such other securities as are from time to time issueable upon the conversion of the Note, or which have been so issued.

     "Credit Limit" is defined in Section 2.1.

     "Default" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

     "Default Rate" means the rate of interest chargeable under the Note upon the occurrence of an Event of Default.

     "Disclosure Schedule" means that schedule setting forth certain facts and exceptions to the representations and warranties of the Borrower attached hereto and made a part of this Agreement as Schedule I.

     "Eligible Accounts" shall have the meaning assigned to it in Section 2.4.

     "Eligible Inventory" shall have the meaning assigned to it in Section 2.5.

     "Employee Benefit Plan" means collectively, each bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, health or other medical, life, disability or other insurance, supplemental unemployment benefit, profit sharing, pension, retirement, supplemental retirement or other employee benefit plan, program, agreement or arrangement, whether written or unwritten, formal or informal, maintained or contributed to or required to be contributed to by any person for the benefit of any employee or former employee of the Borrower or its affiliates or their dependants or beneficiaries, as well as the compensation practices and policies regarding vacations, sick leaves, leaves of absence and all perquisites of employment other than those mandated by any legal requirement and shall include to the extent applicable to Borrower, without limitation, "Employee Pension Benefit Plans" (as defined in Section 3(2) of ERISA), "Employee Welfare Benefit Plan" (as defined in Section 3(1) of ERISA) and "Multi-employer Plan" (as defined in section 3(37) of ERISA) or under any applicable Canadian federal or provincial pension or tax legislation.

     "Encumbrances" means all security interests, pledges, mortgages, hypothecs, liens, claims, charges or other encumbrances of whatever kind or nature, regardless of form and whether consensual or arising by law, that secure the payment of any indebtedness or liability or the performance of any obligation.

     "Environmental Law" means any present or future federal, state, territorial, provincial, municipal and local statute, law, by-law, regulation, ordinance, directives, rule, judgment, administrative or judicial order, decree, direction, approval, permit, grant, licenses, agreements, policy, guideline, code, standard, criteria or other governmental restrictions of Canada, its provinces, and of all applicable municipalities thereof, or of any other jurisdiction relating to the environment, any environmental activity or, to the extent related to an environmental activity, health and safety and health protection.

     "Escrow Agent" means HSBC Trust Company (Canada).

     "Escrow Agreement" means that certain escrow agreement entered into even date herewith between the Borrower, Compaq and the Escrow Agent.

     "Equivalent Amount" shall mean, on any date of determination, with respect to obligations or valuations denominated in one currency (the "first currency"), the amount of another currency (the "second currency") which would result from the conversion of the relevant amount of the first currency into the second currency at the 12:00 noon rate quoted on the Reuters Monitor Screen (Page BOFC or such other Page as may replace such Page for the purpose of displaying such exchange rates) on such date or, if such date is not a Business Day, on the Business Day immediately preceding such date of determination, or at such other rate as may have been agreed in writing between the Borrower and Compaq.

     "Event of Default" shall have the meaning assigned to it in Section 6.1.

     "Financing Lease" means, at any time, any lease of property, real or personal, moveable or immovable (whether or not such lease is intended as security), in respect of which the present value of the minimum rental commitment would, in accordance with Canadian Generally Accepted Accounting Principles, be capitalized on a balance sheet of a lessee.

     "Financial Statements" means to the extent that the Company continues to file reports with the US SEC as required under the 1934 Act, those quarterly and annual financial statements of the Borrower contained in the Borrower's most recent annual report on Form 10-K and any amendments on Form 10-KA and subsequent quarterly reports on Form 10-Q or Form 10-QA (or any successor forms) and any amendments thereto, and to the extent the Company is no longer a reporting company under the 1934

Act, a reporting issuer pursuant to the reporting requirements of the Securities Act or to the extent the Company is no longer required to file its financial statements with British Columbia Securities Commission pursuant to the Securities Act, the Company's consolidated audited financial statements as of and for the 12 month period ended as of the most recent fiscal year end of the Company and the consolidated interim financial statements as of and for the as of the end of and for the period to date ended as of the most recent fiscal quarter end.

     "Governmental Body" means any: (a) nation, region, state, county, city, town, village, district, or other jurisdiction; (b) federal, provincial, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, or other entity and any court or other tribunal); (d) multinational organization; (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, policy, regulatory, or taxing authority or power of any nature; and (f) official of any of the foregoing.

     "Hazardous Substances" means any substance listed, classified or defined as hazardous, radioactive or toxic or a pollutant or contaminant under or pursuant to any Environmental Laws and any admixture or solution thereof including, without limitation, oil and petroleum products, asbestos, polychlorinated biphenyls, and urea formaldehyde.

     "Indemnified Liabilities" is defined in Section 8.1.

     "Indemnitee" is defined in Section 8.1.

     "Invoiced Advances" means, from time to time, the aggregate sum of unpaid invoices for goods and services purchased by Compaq from Borrower ending on the last Business Day of each fiscal month, provided that Invoiced Advances shall include the base invoice price for the goods and services purchased by Compaq and shall exclude any Taxes relating thereto or shipping, freight or insurance costs payable in connection with such purchases or any amounts representing returned or rejected goods or reserves for returns or rejections.

     "IRS" means the U.S. Internal Revenue Service.

     "Inventory" shall have the meaning set out in the PPSA.

     "License Agreement" means the License Agreement entered into between the Borrower and Compaq of even date herewith.

     "Loan Account" is defined in Section 2.9.

     "Marketing and Distribution Agreement" means that certain marketing and distribution agreement dated January 3, 2002 made between Compaq and the Borrower.

     "Material Adverse Effect" an event or condition would be considered to have a "Material Adverse Effect" on the Borrower if it (i) materially adversely affects the financial or other condition, results of operations, assets, liabilities, equity, business or' prospects of the Borrower and any of its Subsidiaries (considered in the aggregate), (ii) materially impedes the ongoing operations of the Borrower and any of its Subsidiaries, (iii) significantly adversely affects a material asset of the Borrower and any of its Subsidiaries (considered in the aggregate), or
(iv) materially adversely affects the value of, or rights accompanying, the Note or the Conversion Securities.

     "Material Agreements" means each of the following agreements to which the Borrower is a party or by which it or its assets are bound: (i) all contracts, agreements and instruments that involve a commitment by the Borrower in excess of $100,000; (ii) all stock purchase agreements; (iii) all loan, lease or debt agreements in excess of $100,000; (iv) all agreements pursuant to which the
Borrower has agreed to guarantee or act as a surety for the obligations of another Person; (v) all agreements pursuant to which the Borrower has pledged or granted a security interest in any of its assets; (vi) all employment agreements; (vii) all collective bargaining or other agreements with any labor union; (viii) all confidentiality agreements; (ix) all agreements where the Borrower has limited or restricted its right to compete with any Person; (x) all licenses of any patent, trade secret or other proprietary right to or from the Borrower; (xi) any existing or currently effective plan, contract or arrangement, whether written or oral, providing for bonuses, pensions, deferred compensation, severance pay or benefits, retirement payments, profit-sharing or the like; (xii) all voting trust, shareholders' registration rights, pledge, buy-sell, repurchase, co-sale, first refusal, or preemptive rights agreements relating to any securities of the Borrower; and (xiii) any other existing or currently effective agreement, contract or commitment that is material to the Borrower.

     "Memorandum" means the memorandum of association of the Borrower, in effect from time to time.

     "Note" is defined in the recitals to this Agreement.

     "Notice of Credit Advance" has the meaning set forth in Section 2.1(a).

     "Obligations" means any and all present and future indebtedness, liabilities and obligations, of whatever kind, nature and description, now existing or hereafter arising, due or to become due, of the Borrower to Compaq, whether direct or indirect, primary or secondary, secured or unsecured (including overdrafts), absolute or contingent, joint or several, arising out of or relating to this Agreement, the Note or the Security Agreement or any other Transaction Document, or any other agreement, document or instrument between or among the Borrower and Compaq executed and delivered pursuant thereto; and any and all obligations of the Borrower to Compaq to perform acts or refrain from performing acts arising out of or relating to this Agreement, the Note, the Security Agreement or any other Transaction Document or any other agreement, document or instrument between or among the Borrower and Compaq executed and delivered pursuant thereto, and any expenses (including reasonable auditing, accounting, inspection and legal fees) incurred by Compaq, its receiver or agent in the enforcement of security or other agreements held by Compaq in respect of such Obligations.

     "Permitted Encumbrances" shall mean the following encumbrances: (a) liens for taxes or assessments or other governmental charges not yet due and payable;
(b) pledges or deposits of money securing statutory obligations under worker's compensation, unemployment insurance, social security or public liability laws or similar legislation (excluding liens under ERISA); (c) pledges or deposits of money securing bids, enders, contracts (other than contracts for the payment of money) or leases to which the Borrower is a party as a lessee made in the ordinary course of business; (d) inchoate and unperfected workers' mechanics' or similar liens arising in the ordinary course of business, so long as such liens attach only to Equipment, Fixtures and/or Real Estate; (e) rights of unpaid suppliers under Section 81.1 of the Bankruptcy and Insolvency Act (Canada) or any similar legislation under any other jurisdiction; (f) carriers', warehousers', suppliers' or any other similar possessory liens (other than those referred to in subsection (e) above) arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $500,000 or the equivalent amount thereof in any other currency at any time, so long as such liens attach only to Inventory; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which the Borrower is a party; (h) any attachment or judgment lien not constituting a Default or an Event of Default under Section 6.1; (i) zoning restrictions, easements, licenses or other restrictions on the use of any Real Estate or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value or marketability of such Real Estate;
(j) presently existing or hereinafter created liens in favour of the Escrow Agent, on behalf of Compaq; (k) liens expressly permitted under any other clause in this Agreement; (l) Purchase Money Mortgages or Financing Leases in respect of equipment which has an acquisition cost of less than Cdn$100,000 and the aggregate acquisition cost of all such equipment subject to Purchase Money Mortgages and Financing Leases incurred or created in any financial year of the Borrower, after giving effect to the proposed acquisition, is less than Cdn$500,000 (which amount shall not be cumulative from one financial year of the Borrower to another financial year of the Borrower); and (m) liens in connection with matters described in clause (a)(iii) of the definition of Borrowing Base up to a maximum amount not exceeding the amount owing by the Borrower to The Toronto-Dominion Bank on the date hereof pursuant to the terms of the TD Loan Agreement, that sum being the aggregate sum of Cdn$139,000 and US$260,000.

     "Person" shall have the meaning set forth in the Securities Act.

     "PPSA" means Personal Property Security Act (British Columbia) adopted and amended from time to time, and includes all regulations, amendments and substitutions thereto.

     "Premises" is defined in Section 3.17.

     "Prime Rate" shall mean the rate of interest announced by The Toronto-Dominion Bank from time to time as its prime commercial rate, or equivalent, as in effect on such day, with any change in the Prime Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate.

     "Proceeds" has the meaning set forth in the PPSA.

     "Public Record Documents" is defined in Section 3.4.

     "Purchase Money Mortgages" means any lien given, whether or not to the transferor, assumed or arising by operation of law after the date hereof to provide or secure or to provide the obligor with funds to pay the whole or any part of the consideration for the acquisition of property where the principal amount of such lien is not in excess of the cost to the obligor of the property encumbered thereby and is secured only by the property being acquired by the obligor and includes the renewal, extension or refinancing of any such lien and of the indebtedness represented thereby upon the same property provided that the indebtedness secured thereby and the security therefor are not increased thereby.

     "Regulation S" means Regulation S under the 1933 Act.

     "Revolving Loan" is defined in Section 2.1.

     "Revolving Loan Advances" shall have the meaning assigned to it in Section 2.1(b).

     "Sales Threshold" is defined in Section 2.2(b).

     "Securities Act" means Securities Act (British Columbia), as amended from time to time.

     "Security Agreement" means that certain Security Agreement being entered into concurrently herewith between the Company and Compaq.

     "Software" means computer software programs or applications (in both source and object code form) which are developed, owned or licensed by the Borrower.

     "Specified Person" means those persons set out in Exhibit B appended hereto, and their Affiliates.

     "Strategic Alliance and Sales Agreement" has the meaning set forth in the preliminary statement of this Agreement.

     "Subsidiary" means, as to the Borrower, any corporation, limited liability, company, partnership, joint venture, trust or other Person with respect to which the Borrower either directly or indirectly through one or more of its subsidiaries, owns or controls over 50% of the economic or voting power rights associated with ownership of such Person (irrespective of whether or not at the time, stock of any other class or classes of such Person will have or might have voting power by reason of the happening of some future event).

     "Taxes" means sales, use, value added, property, capital, income or other taxes of whatever nature or kind, including without limitation, goods and services taxes, Quebec sales taxes, harmonized sales taxes and applicable state taxes, provincial sales taxes, and duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Compaq.

     "TD Loan Agreement" means the operating line of credit agreement dated June 11, 2001, as amended June 25, 2001 and as amended pursuant to the amending agreement dated December 19, 2001 and accepted January 18, 2002 between the Company and The Toronto-Dominion Bank.

     "TSE" means the Toronto Stock Exchange.

     "Third-Party Software" means any Software used or licensed by the Borrower which the Borrower does not own.

     "Transaction Documents" mean this Agreement, together with the Note, Security Agreement, the Strategic Alliance and Sales Agreement, the Escrow Agreement, the Code Escrow Agreement, the License Agreement and each other agreement, document or instrument to be delivered at the Closing or otherwise as contemplated by or incorporated into this Agreement, the Note or the Strategic Alliance and Sales Agreement.

     "US Dollar" or "US$" or "$" shall mean lawful currency of the United States of America.

     "US Dollar Amount" shall mean, for any amount on any particular date, the aggregate of:

          (b)  the portion, if any, of the amount denominated in US Dollars; and

          (c) the Equivalent Amount in US Dollars (determined on such date unless otherwise specified herein) of the portion, if any, of the amount denominated in another currency.

     "US SEC" means the United States Securities and Exchange Commission.

     "Working Capital" shall mean, from time to time, an amount equal to (i) the sum of: (A) cash and Cash Equivalents, (B) 80% of the book value of the Borrower's Eligible Accounts, and (C) 80% of the book value of the Borrower's Eligible Inventory less (ii) accounts payable and short-term liabilities (which shall include all Obligations under the Note), provided that for the purposes of valuing the Borrower's Eligible Accounts and Eligible Inventory denominated in Canadian Dollars, the amount of such Eligible Accounts and Eligible Inventory shall be converted into the Equivalent Amount thereof in US Dollars on the last Business Day of each month unless Compaq has notified Borrower that, in light of reasoned or expected currency fluctuations, the conversion shall be made on a more current basis.

1.2  CONSTRUCTION

     Any reference in this Agreement to an "Article" or "Section" refers to the corresponding Article or Section of this Agreement, unless the context indicates otherwise. The headings of Articles and Sections are provided for convenience only and do not affect the construction or interpretation of this Agreement. All words used in this Agreement should be construed to be of such gender or number, as the circumstances require. The terms "include" or "including" indicate examples of a foregoing general statement and not a limitation on that general statement. Any reference to a statute refers to the statute, any amendments or successor legislation, and all regulations promulgated under or implementing the statute, as in effect as of Closing. Any reference to any agreement or other document means the agreement or document as amended, supplemented or modified from time to time.

                                   ARTICLE 2

                                    THE LOANS

2.1  THE LOANS

     Subject to the terms, conditions and limitations hereof, and provided that no Default or Event of Default has occurred and continues uncured the Borrower may borrow from Compaq and Compaq shall loan or extend credit to the Borrower (the "Revolving Loan") of up to the aggregate principal amount of US$2,000,000 (the "Credit Limit") under the following credit facilities:

          (a) Revolving Loan. Compaq shall make available to the Borrower from and after Closing and against delivery of the Transaction Documents, the aggregate sum of Two Million US Dollars (US$2,000,000) which amount shall be deposited by Compaq with the Escrow Agent pursuant to the terms of the Escrow Agreement. The aggregate US Dollar Amount of advances on account of the Revolving Loan (the "Revolving Loan Advances") outstanding shall not exceed at any time the lesser of (the "Borrowing Availability"): (A) the Credit Limit; and
(B) the Borrowing Base. Until the Commitment Termination Date, the Borrower may from time to time borrow, repay and reborrow under this Section 2.1(a). Each Revolving Loan Advance shall be made on notice by the Borrower to Compaq and Escrow Agent. Those notices must be delivered to Compaq, to such person and address as Compaq shall instruct from time to time, no later than (i) noon (Vancouver time) at least three (3) Business Days prior to the date of the requested Revolving Loan Advance (a "Notice of Credit Advance"). Each such Notice of Credit Advance must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit B and shall include the information required by such Exhibit, and such other information as may reasonably be required by Compaq.

          (b) Notice of Credit Advance. Compaq and Escrow Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Credit Advance (and the information contained therein) believed by any of them to be genuine. Compaq and Escrow Agent may assume that each Person executing and delivering such notice was duly authorized by Borrower to do so.

          (c) Note. The Borrower shall execute and deliver to Compaq the Note to evidence the principal amount outstanding under the Revolving Loan. The Note shall represent the obligation of the Borrower to pay the principal amount of the Revolving Loan together with accrued and unpaid interest thereon. The entire unpaid principal amount outstanding under the Note and interest thereon shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

          (d) Termination of Loan by Borrower. Provided that there are no amounts due and owing to Compaq from the Borrower under this Agreement or the Note, the Borrower may at any time terminate this Agreement.

2.2  MANDATORY PREPAYMENTS

          (a) If at any time including, without limitation, as a result of exchange rate fluctuations or the outstanding balance of the Revolving Loan exceeds the Borrowing Availability, the Borrower shall, on the next Business Day, make a payment against the outstanding Revolving Loan necessary to eliminate such excess.

          (b) In the event Compaq's sales as measured by Compaq's purchases of Infowave software licences and related support, maintenance and other technical services ("Compaq Sales") fails to achieve the Sales Threshold (as defined below) for any calendar year, the Borrower shall repay the entire outstanding principal and interest balance of the Revolving Loan and all interest, fees and reimbursable expenses of Compaq and Escrow Agent within 30 days of written notice from Compaq to Borrower. Compaq Sales for each calendar year shall surpass the following minimum thresholds ("Sales Thresholds"):

             Year                             Sales Threshold (in US$)
             ----                             ------------------------
             2002                                     $***
             2003                                     $***
             2004                                     $***


          (c) Within 60 days after the end of a calendar year, representatives of Compaq and Borrower shall mutually agree as to the amount of Compaq Sales for the previous calendar year. If Compaq and Borrower are unable to agree upon the amount of Compaq Sales within 60 days after good faith investigation and discussions, such amount shall be determined pursuant to the dispute resolution mechanism set out in Section 9.22 hereof. Compaq Sales shall be calculated on an accrual basis and shall not include amounts attributable to (i) products and services of Compaq or other Persons than the Borrower, direct or indirect, wholly-owned Subsidiaries or (ii) taxes, shipping costs, insurance or other prepaid costs.

------------------------------
***Confidential portions omitted and submitted separately to the Securities and Exchange Commission. An application for confidential treatment has been submitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          (d) Except as otherwise provided herein, any prepayments made by Borrower pursuant to Sections 2.2(a) and (b) above shall be applied as follows: first, to any fees and reimburseable expenses of Compaq; second, to interest then due and payable pursuant to the Note; third, to the outstanding principal balance of the Revolving Loan Advances in such order as determined by Compaq until the same shall have been paid in full.

2.3  INTEREST RATE

     Borrower shall pay interest on the principal amount outstanding under the Note at the following rate: the Prime Rate plus 3.25% per annum, that interest shall be calculated and compounded quarterly in advance and payable on the first Business Day of each fiscal quarter on the principal amount outstanding from quarter to quarter, with the first payment of accrued interest being due and payable on April 1, 2002. All calculations of interest shall be made by Holder on the basis of a three hundred and sixty-five (365) day year, in each case for the actual number of days occurring in the period for which such interest is payable. Upon a default in the payment of interest or any other amount due under this Agreement or the Note, the Company shall pay interest on such overdue amount, both before and after judgment, at a rate per annum equal to five percent (5%) per annum in excess of the rate that would apply in the absence of such default. In no contingency or event whatsoever shall the interest rate charged hereunder exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto.

2.4  ELIGIBLE ACCOUNTS

     In determining whether a particular Account constitutes an Eligible Account for the purposes of calculating the Borrowing Base, the Borrower shall not include any such Account to which any of the exclusionary criteria set forth below applies. Eligible Accounts ("Eligible Accounts") are all Accounts of the Borrower, but shall not include any Account of the Borrower:

          (a) which does not arise from the sale of goods or the performance of services by the Borrower in the ordinary course of its business;

          (b) upon which (i) the Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or
(ii) as to which the Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process, or (iii) if the Account represents a progress billing consisting of any invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor's obligation to pay that invoice is subject to the Borrower's completion or further performance under such contract or is subject to the equitable lien;

          (c) to the extent that any defense, counterclaim, set-off or dispute is asserted by the Account Debtor as to such Account;

          (d) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for goods sold to or services rendered and accepted by the applicable Account Debtor;

          (e) that (a) is not owned by the Borrower or (b) is subject to any right, claim, security interest (or applicable equivalent) or other interest of any other Person other than Compaq;

          (f) that arises from a sale to any director, officer, other employee or Affiliate of the Borrower, or, unless such sale is on arm's length commercially reasonable terms, to any entity which has any common officer or director with the Borrower;

          (g) that is the obligation of an Account Debtor located in a foreign country other than the United States of America or Canada;

          (h) to the extent the Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to the Borrower or any Subsidiary thereof but only to the extent of the potential offset;

          (i) that is in default by the Account Debtor: provided that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following:

               (i) it is not paid within the earlier of: sixty days (60) days following its due date or ninety (90) days following its original invoice date;

               (ii) if any Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts as they generally come due; or

               (iii) if any assignment or petition is filed by or against any Account Debtor obligated upon such Account under any laws generally applicable to insolvency matters;

          (j) unless Compaq otherwise approves in writing with respect to any particular Account, which is the obligation of an Account Debtor if fifty percent (50%) or more of the dollar amount of all Accounts owing by the Account Debtor are ineligible under the other criteria set forth in this Section 2.4;

          (k) as to which any of the representations or warranties pertaining to Accounts set forth in this Agreement is untrue;

          (l) to the extent that such Account is evidenced by a judgment, investment or Chattel Paper;

          (m) to the extent that such Account, together with all other Accounts owing by such Account Debtor and its Affiliates as of any date of determination exceeds thirty percent (30%) of all Eligible Accounts;

          (n) that is payable in any currency other than Canadian Dollars or US Dollars;

          (o) if that Account represents more than ten percent (10%) of the dollar amount of all Accounts that is an obligation of an Account Debtor that is the Canadian Government (Her Majesty the Queen in Right of Canada) or a political subdivision thereof, or any province or territory, or any municipality or department, agency or instrumentality thereof, or that is the United States government or a political subdivision thereof, or any state or municipality or department, agency or instrumentality thereof; or

          (p) in respect of which Compaq has given the Borrower one (1) Business Day prior notice that such Account is unacceptable to Compaq in its reasonable credit judgment.

2.5  ELIGIBLE INVENTORY

     In determining whether any Inventory of the Borrower constitutes Eligible Inventory for the purposes of calculating the Borrowing Base, the Borrower shall not include any such Inventory to which any of the exclusionary criteria set forth below applies. Eligible Inventory ("Eligible Inventory") are all Inventory of the Borrower, but shall not include any Inventory of the Borrower that:

          (a) is not owned by Borrower free and clear of all lien, right, claim, security interest (or applicable equivalent) or encumbrance of any nature whatsoever (including the rights of a purchaser that has made progress payments and the rights of surety that has issued a bond to assure Borrower's performance with respect to that Inventory), or is subject to any other interest of any other Person other than Compaq or a Permitted Encumbrance;

          (b) is (i) not located on Premises owned/leased by Borrower or (ii) located at any site if the aggregate book value of Inventory at such location is greater than $100,000 (unless a satisfactory bailee letter or landlord waiver, as the case may be, for such premises or storage location has been delivered to Compaq);

          (c) is, in Compaq's reasonable determination, excess, obsolete, unsalable, seconds, damaged or unfit for sale;

          (d) consists of display items or packaging or shipping materials, manufacturing supplies, componentry or work-in-progress inventory to the extent that the aggregate value of such Inventory exceeds $100,000; and

          (e) consists of goods which have been returned and are unsaleable, damaged, defective or otherwise unfit for sale.

2.6  CONVERSION

     The principal due under the Note and any accrued and unpaid interest thereon shall be convertible, at any time at Compaq's option, into Conversion Securities pursuant to the terms set forth in the Note.

2.7  CLOSING

     The closing of the transactions contemplated by this Agreement will take place after the satisfaction of the conditions set forth in Article 7 and at such location, date and time as the parties mutually agree (such closing being called the "Closing" and such date and time being called the "Closing Date"). At the Closing, the Borrower shall issue and deliver to Compaq the Note in the name of Compaq or its nominee. On the Closing Date, Compaq will deliver to the Escrow Agent, by check representing good same day funds or by wire transfer of immediately available funds, the aggregate sum of Two Million US Dollars (US$2,000,000) to be made available pursuant to the Revolving Loan facility described in Section 2.1.

2.8  APPLICATION AND ALLOCATION OF PAYMENTS

     So long as no  Default  or Event of  Default  shall  have  occurred  and be continuing, (a) voluntary prepayments shall be applied as determined by the Borrower; and (b) mandatory prepayments shall be applied as set forth in Section 2.2(d). As to all payments made when a Default or Event or Default shall have occurred and be continuing or following the Commitment Termination Date, the Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of the Borrower, and the Borrower hereby irrevocably agrees that Compaq shall have the continuing exclusive right to apply and reapply any and all such payments against the Obligations as Compaq may deem advisable notwithstanding any previous entry by Compaq or Escrow Agent in the Loan Account or any other books and records. In the absence of a specific determination by Compaq with respect to such payments as referred to in the previous sentence, payments shall be applied to amounts then due and payable in the following order: (A) to fees, costs of enforcement and other charges and expenses incurred with the negotiation, documentation of this Agreement and the Transaction Documents, and any amendments thereto, the monitoring and servicing of the Revolving Loan hereunder (including the Escrow Agents fees and reimbursable expenses) and the enforcement of this Agreement and the other Transaction Documents (B) to interest due and payable under the Revolving Loan;
(C) to principal payments on the Revolving Loan; and (D) to all other Obligations including expenses of Compaq to the extent reimbursable.

     Compaq is hereby authorized to, and at its sole election may, charge to the Revolving Loan balance on behalf of the Borrower and cause to be paid all fees, costs of enforcement and other charges and expenses incurred with the monitoring and servicing of the Revolving Loan hereunder (including the Escrow Agents fees and reimbursable expenses) and the enforcement of this Agreement and the other Transaction Documents, interest on the Revolving Loan and if and to the extent the Borrower fails to pay any such amounts promptly as and when due, even if such charges would cause the aggregate balance of the Revolving Loan to exceed the Borrowing Availability. At Compaq's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder.

2.9  LOAN ACCOUNT AND ACCOUNTING

     Compaq and Escrow Agent shall maintain a loan account (the "Loan Account") on its books to record: all Revolving Loan Advances; all payments made by the Borrower and all other debits and credits as provided in this Agreement with respect to the Revolving Loans (and such debits and credits in respect of the principal amount outstanding under the Revolving Loan shall be recorded by Compaq as set forth in the Note). All entries in the Loan Account shall be made in accordance with Compaq's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Compaq's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Compaq by the Borrower; provided that, any failure to so record or any error in so recording shall not limit or otherwise affect the Borrower's duty to pay the Obligations. Within three Business Days of the beginning of each month, Escrow Agent shall render to the Borrower a monthly accounting of transactions with respect to the Revolving Loan of the prior month setting forth the balance of the Loan Account, and such other shorter periods as Compaq may require from time to time. Unless the Borrower notifies Compaq in writing of any objection to any such accounting (specifically describing the basis for such objection), within twenty (20) Business Days after the date thereof, each and every such accounting shall, absent error, be deemed final, binding and conclusive upon the Borrower in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by the Borrower.

2.10 INVOICED ADVANCES

     Compaq shall maintain or shall cause Escrow Agent to maintain a ledger account (in such form and on such media as Compaq may determine is appropriate) reflecting the balance of the Invoiced Advances. Said ledger shall be updated on the last Business Day of each fiscal month by Compaq with respect to each invoice received during such month for a Compaq purchase of goods and services from the Borrower and for payments made on account of any Invoiced Advances from time to time by Compaq to Escrow Agent, and which ledger shall be presumptive evidence of the Invoiced Advances and shall be prima facie accurate, absent manifest error, as to the matters set forth therein.

2.11 TAXES

     Any and all payments by the Borrower hereunder or under the other Transaction Documents (except the Strategic Alliance and Sales Agreement) shall be made free and clear of, and without deduction for, any and all present or future Taxes, (excluding Taxes imposed on or measured by the net income or capital of Compaq by the jurisdictions under the laws of which it is organized or is resident or carries on business through a permanent establishment located therein or any political subdivisions thereof). If the

Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Transaction Document (except the Strategic Alliance and Sales Agreement) (excluding Taxes imposed on or measured by the net income or capital of Compaq), by the jurisdictions under the laws of which it is organized or is resident or carries on business through a permanent establishment located therein or any political subdivisions thereof, or if the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Transaction Documents (except the Strategic Alliance and Sales Agreement) (excluding Taxes imposed on or measured by the net income or capital of Compaq by the jurisdictions under the laws of which it is organized or is resident or carries on business through a permanent establishment located therein or any political subdivisions thereof), (i) the sum payable shall be increased as much as shall be necessary so that after making all required withholdings and deductions (including withholdings and deductions applicable to additional sums payable under this Section 2.11), Compaq shall receive an amount equal to the sum it would have received had no such withholdings or deductions been made; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to Compaq the original or a certified copy of a receipt evidencing payment thereof.

     In addition, the Borrower agrees to pay any present or future Taxes that arise from any payment made under this Agreement or under any other Transaction Documents (except the Strategic Alliance and Sales Agreement) or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Agreement, the other Transaction Documents (except the Strategic Alliance and Sales Agreement) and any other agreements and instruments contemplated hereby or thereby (except for Taxes imposed on or measured by the net income or capital of Compaq by the jurisdictions under the laws of which it is organized or is resident or carries on business through a permanent establishment located therein or any political subdivisions thereof). Compaq agrees that, as promptly as reasonably practicable after it becomes aware of any circumstances referred to above which would result in additional payments under this Section, it shall notify the Borrower thereof.

     The Borrower shall indemnify Compaq for the full amount of the Taxes referred to in this Section 2.11 (except for Taxes imposed on or measured by the net income or capital of Compaq by the jurisdictions under the laws of which it is organized or is resident or carries on business through a permanent establishment located therein or any political subdivision thereof), including, without limitation, any Taxes imposed by any jurisdiction on amounts payable by the Borrower under this Section 2.11 paid by Compaq and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within ten (10) days after the date Compaq makes written demand therefor.

     Without prejudice to the survival of any other agreement of the Borrower under this Agreement, the agreements and obligations of the Borrower contained in this Section 2.11 shall survive the Commitment Termination Date.

2.12 SINGLE LOAN

     All Loans to the Borrower and all of the other Obligations of the Borrower arising under this Agreement and the other Transaction Documents (except the Strategic Alliance and Sales Agreement) shall constitute one general obligation of the Borrower secured, until the Commitment Termination Date, by the Collateral.

2.13 CURRENCY MATTERS

     Principal, interest, reimbursement obligations, fees, and all other amounts payable under this Agreement and the other Transaction Documents to Compaq shall be payable in the currency in which such Obligations are denominated. Unless stated otherwise, all calculations, comparisons, measurements or determinations under this Agreement shall be made in US Dollars. For the purpose of such calculations, comparisons, measurements or determinations, amounts denominated in other currencies shall be converted into the Equivalent Amount of US Dollars on the date of calculation.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     For the purposes of this Article 3, unless otherwise specified or the context requires, the term "Borrower" shall include the Borrower and each of its Subsidiaries.

     Except as set forth in the Disclosure Schedule with reference as to the specific representation or warranty to which such disclosure applies, the Borrower hereby represents and warrants to Compaq as follows:

3.1  ORGANIZATION, QUALIFICATIONS AND CORPORATE POWER

          (a) The Borrower is a corporation amalgamated, validly existing and in good standing under the laws of the Province of British Columbia and is duly licensed or qualified to transact business and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. The Borrower has the requisite corporate power and authority to own and hold its properties and to carry on its business as now conducted and as currently proposed to be conducted, to execute, deliver and perform its Obligations under this Agreement and each Transaction Document to which it is a party, to issue, sell and deliver the Note, to repay the amounts due under the Note, to grant the security interests in the Collateral and to issue and deliver the Conversion Securities as and when required.

          (b) Except as set forth on Section 3.1(b) of the Disclosure Schedule, the Borrower has no Subsidiaries. The Borrower does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

          (c) Section 3.1(c) of the Disclosure Schedule sets forth the form of entity and jurisdiction of incorporation or organization for each of the Subsidiaries. Each of the Subsidiaries is duly organized, validly existing and, with respect to corporate Subsidiaries, in good standing under the laws of its respective jurisdiction of incorporation or formation and is duly licensed or qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. Each of the Subsidiaries has the power and authority to own and hold its properties and to carry on its business as now conducted and as currently proposed to be conducted. Except as set forth on Section 3.1(c) of the Disclosure Schedule, all of the outstanding ownership interests of each of the Subsidiaries are owned beneficially and of record by the Borrower and one or more of its other wholly owned Subsidiaries, in each case free and clear of any liens, charges, restrictions claims or encumbrances of any nature whatsoever, and there are no outstanding subscriptions, warrants, options, convertible securities or other rights, including contingent rights, pursuant to which any of the Subsidiaries is or may become obligated to issue any of its capital stock to any Person other than the Borrower or one of its wholly owned Subsidiaries.

          (d) The Borrower and each of its Subsidiaries are in compliance with all of the terms and provisions of its Memorandum and Articles as the same may be amended. The Borrower and each of its Subsidiaries have not breached any term of their Memorandum and Articles which breach has not been cured or may give rise to a right on behalf of any shareholder, director, officer or other Person to rescind any purchase of securities or contract entered into with the Borrower or Subsidiary, invalidate any action previously taken as ultra vires or to enforce rights or make claims against the Borrower.

          (e) The  Borrower  is a  "qualifying  issuer"  within  the  meaning of
Multilateral Instrument 45-102 ("MI 45-102") of the Canadian Securities Administrators and there are no facts of which the Borrower is aware which would jeopardize this status or call it into question.

3.2  AUTHORIZATION OF AGREEMENTS, ETC.

          (a) The execution and delivery by the Borrower of the Transaction Documents, the performance by the Borrower of its Obligations thereunder, the issuance, sale and delivery of the Note to Compaq and the issuance and delivery of the Conversion Securities:

               (i) have each been duly authorized by all requisite corporate and stockholder action; and

               (ii) will not  violate  any  provision  of law,  any order of any court or other agency of government, the Memorandum and Articles, or any provision of any indenture, agreement or other instrument to which the Borrower or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature; and

          (b) This Agreement constitutes a legal, valid and binding obligation of the Borrower, and is enforceable in accordance with its terms. The other Transaction Documents, when executed and delivered in accordance with this Agreement, will constitute legal, valid and binding obligations of the Borrower, and are enforceable in accordance with their respective terms.

          (c) The Note will be validly issued with no personal liability attaching to the ownership thereof, and will be free and clear of all liens, restrictions, claims and encumbrances imposed by or through the Borrower except as set forth herein and in the other Transaction Documents. The Conversion Securities have been duly reserved for issuance upon conversion of the Note and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, restrictions, claims and encumbrances imposed by or through the Borrower except as set forth in the Transaction Documents.

          (d) Except for the notice (the "Notice") required to be given to the TSE and the accompanying additional listing application (the "Application") and the filing of a BCF 45-902F - Report of Exempt Distribution. The Borrower is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licences, certifications, authorizations or approvals of, or notifications to, any Governmental Body are required to be obtained by the Borrower in connection with the execution and delivery by the Borrower of this Agreement and the Note, or the issuance of the Conversion Securities upon the conversion of the Note, the performance by the Borrower of its obligations hereunder or thereunder, or the completion of any of the transactions contemplated herein, apart from acceptance of the Notice and conditional approval of the Application by the TSE.

          (e) The Conversion Securities will upon issuance be free of any contractual or other restrictions on their sale or disposition in Canada and through the facilities of the TSE, except for the restrictions imposed by
Section 2.5(2) of MI 45-102 and an undertaking to be given to the TSE.

          (f) Neither the issuance, sale or delivery of the Note nor the issuance or delivery of the Conversion Securities is subject to any preemptive right or right of first refusal in favor of any Person.

3.3  AUTHORIZED CAPITAL STOCK

          (a) The authorized capital stock of the Borrower immediately upon Closing will consist of 200,000,000 shares of Common Stock. As of the date hereof, before giving effect to the issuance of the Note at Closing, the Borrower has outstanding not greater than 89,500,000 common shares calculated on a fully-diluted basis (not taking into account rights issuable under the Borrower's shareholder rights plan). All of the outstanding securities have been duly authorized, validly issued and are fully paid and nonassessable. All of the outstanding securities of the Borrower were issued in compliance with all applicable federal and provincial securities laws, have not been issued in violation of and are not subject to any preemptive rights which have not been duly and validly waived, and no stockholder has a right of rescission with respect to such securities.

          (b) The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the authorized capital stock of the Borrower are as set forth in the Charter, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws.

          (c) Section 3.3(c) of the Disclosure Schedule contains a complete and accurate list, including the number of securities held of record, or to the knowledge of the Borrower, beneficially by each Specified Person of all:

               (i)  outstanding shares of Common Stock;

               (ii) subscriptions, warrants, options, convertible securities, or other rights (including contingent rights) to purchase or otherwise acquire equity securities of the Borrower; and

               (iii)commitments by the Borrower to issue shares,  subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness.

          (d)  Except  as  provided  for in the  Memorandum  or as set  forth on
Section 3.3(d) of the Disclosure Schedule, the Borrower has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth on Section 3.3(d) of the Disclosure Schedule or as contained in the Transaction Documents, there are no voting trusts or agreements, shareholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Borrower (whether or not the Borrower is a party thereto).

3.4  FINANCIAL CONDITION - SEC REPORTING

          (a) The Borrower has filed all reports, schedules, forms, statements and other documents required to be filed by it with each of the securities commissions of the jurisdictions in which the Borrower is a "reporting issuer" pursuant to the reporting requirements of the Securities Act, and with the US SEC pursuant to the reporting requirements of the 1934 Act, (together with all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein the "Public Record Documents"). As of their respective dates, the Public Record Documents complied in all material respects with the requirements of the Securities Act and the 1934 Act respectively and the rules and regulations of the Commission and US SEC promulgated thereunder applicable to the Public Record Documents, and none of the Public Record
Documents, at the time they were filed with the Commission or the US SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Borrower included in the Public Record Documents complied as to form in all material respects with applicable accounting requirements of the Commission or US SEC with respect thereto. Such financial statements have been prepared in accordance with Canadian generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Borrower as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (b) Since September 30, 2001, and except as set forth in the Public Record Documents, no event has occurred which has had, or will likely have with the passage of time, a Material Adverse Effect on the Borrower, and except as set forth in the Public Record Documents or on Section 3.4 of the Disclosure Schedule, or other than in the ordinary course of business, the Borrower has not
(i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent) in excess of $100,000 in the aggregate, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent), in excess of $100,000 (iv) declared or made any payment or distribution to shareholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged, encumbered or subjected to lien any of its assets, tangible or intangible, (vi) sold, assigned or transferred any of its tangible assets, (vii) sold, assigned, transferred or granted any exclusive license with respect to any of the Borrower Intellectual Property, (viii) suffered any loss of property or waived any right of substantial value, or change the manner of business or operations of the Borrower, (ix) entered into any transaction with any shareholder or officer, director or employee of the Borrower except as otherwise contemplated under this Agreement, (x) entered into any material transaction other than in the ordinary course of business, or (xi) entered into any binding commitment (contingent or otherwise) to do any of the foregoing. Except as set forth in Section 3.4 of the Disclosure Schedule, the Borrower has no material liabilities of any nature except for liabilities reflected or reserved against in the Financial Statements and current liabilities incurred in the ordinary course of business since the date thereof.

3.5  MATERIAL AGREEMENTS

     All of the Material Agreements are in full force and effect and are valid and binding obligations upon the Borrower, and to the knowledge of the Borrower, the other parties thereto. The Borrower is not in default and is not aware of any default by another party, either pending or threatened, with respect to the Material Agreements. As of the date of this Agreement, no customer or supplier has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Borrower, as the case may be which termination or reduction would have a Material Adverse Effect. No Material Agreement has been amended to increase the amount payable by, or otherwise increase the obligations of the Borrower, or otherwise provide any benefit to any other party thereunder in order to obtain any consent or waiver required in connection with the transactions contemplated by this Agreement.

3.6  TITLE TO PROPERTIES

          (a) The Borrower has good, clear and marketable title to its properties and assets reflected on the Financial Statements or acquired by it since the date of the Financial Statements (other than properties and assets disposed of in the ordinary course of business since the date of the Interim Balance Sheet). All such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances (including easements and licenses), except for the rights of lessors and licensors under any lease or license to which the Borrower is a party as lessee or licensee, except for Permitted Encumbrances. Liens for or current taxes not yet due and payable and minor imperfections of title, if any, are not material in nature or amount and do not materially detract from the value or impair the use of the property subject thereto or impair the operations or proposed operations of the Borrower (including without limitation, the ability of the Borrower to secure financing using such properties and assets as collateral).

          (b) To the Borrower's knowledge, there are no condemnation, environmental, zoning or other land use regulation proceedings, either instituted or planned to be instituted, which would adversely affect the use or operation of the Borrower's properties and assets for their respective intended uses and purposes, or the value of such properties, and the Borrower has not received notice of any special assessment proceedings which would affect such properties and assets.

3.7  FILINGS AND FINANCING STATEMENTS

          (a) All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interests granted by the Borrower to Compaq pursuant to this Agreement have been accomplished and the Security Interests granted to Compaq pursuant to this Agreement in and to the Collateral constitute perfected Security Interests therein superior and prior to the rights of all other Persons therein.

     There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file (other than those filed in connection with this Agreement or the other Transaction Documents) or registered with any Governmental Body covering or purporting to cover any interest of any kind in the Collateral, other than the Permitted Encumbrances listed in Section 3.7(b) of the Disclosure Schedule.

3.8  LEASEHOLD INTERESTS

     Each lease or agreement to which the Borrower is a party or under which it is a lessee of any property, real or personal, is a valid and existing agreement, duly authorized and entered into, without any default of the Borrower thereunder and, to the Borrower's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Borrower under any such lease or agreement or, to the Borrower's knowledge, by any other party thereto. The Borrower's possession of such property has not been disturbed and, to the Borrower's knowledge, no claim has been asserted against the Borrower adverse to its rights in such leasehold interests.

3.9  INTELLECTUAL PROPERTY RIGHTS

          (a) Section 3.9(a) of the Disclosure Schedule contains a true and complete list of all of the Borrower Intellectual Property, including the Borrower's patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, Internet domain names, copyrights and copyright registrations and applications made or taken pursuant to federal, provincial, state, local and foreign laws by the Borrower to protect its interests in the Borrower Intellectual Property.

          (b) The Borrower Intellectual Property consists solely of items and rights which (i) the Borrower owns or (ii) the Borrower and its successors have the right to use pursuant to valid licenses. The Borrower has all rights in the Borrower Intellectual Property necessary to carry out the Borrower's business as previously, currently and proposed to be conducted in the reasonable foreseeable future (except that in order to conduct its business as reasonably foreseeable in the future, the Borrower may be required to license from third parties additional software for distribution directly or indirectly to customers or for development purposes); provided that, with respect to Third-Party Software, the foregoing shall apply only to the Borrower's knowledge.

          (c) Except as set forth on Section 3.9(c) of the Disclosure Schedule, no claims (i) challenging the validity, effectiveness or ownership by the Borrower of any of the Borrower Intellectual Property, or (ii) to the effect that the use, distribution, licensing, sublicensing or sale by the Borrower, infringes on any intellectual property or other proprietary right of any Person have been asserted or, to the knowledge of the Borrower, are threatened by any Person, nor, to the knowledge of the Borrower, are there any valid grounds for any bona fide claim of any such kind; provided that with respect to the Third-Party Software, the foregoing shall apply only to the Borrower's
knowledge.   To  the

Borrower's   knowledge,   there  is  no   unauthorized   use,   infringement  or
misappropriation of any of the Borrower Intellectual Property by any third party, employee or former employee.

          (d) Except as set forth on Section 3.9(d) of the Disclosure Schedule, there are no royalties, fees or other payments payable by the Borrower to any Person or entity by reason of the ownership, development, use, license, sale or disposition of the Borrower Intellectual Property, other than salaries and sales commissions paid to employees and sales agents in the ordinary course of business.

          (e) All personnel, including employees, agents, consultants and contractors, who have contributed to or participated in the conception and development of the Borrower Intellectual Property on behalf of the Borrower either (i) have been a party to a "work-for-hire" arrangement or agreements with the Borrower in accordance with applicable national, provincial and state law that has accorded the Borrower full, effective, exclusive and original ownership of all tangible and intangible property thereby arising, or (ii) have executed appropriate instruments of assignment in favor of the Borrower as assignee that have conveyed to the Borrower effective and exclusive ownership of all tangible and intangible property thereby arising.

          (f) The Borrower has previously delivered to Compaq a true and complete list of all of the Borrower's Software, excluding standard "off-the-shelf" Software for which the Borrower has not paid and does not anticipate paying more than $50,000 in license fees or royalties. The Borrower owns full and unencumbered right and good, valid and marketable title to the Software owned by it, free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, encumbrances or charges of any kind.

          (g) Except as set forth in Section 3.9(g) of the Disclosure Schedule, the source code and source code documentation relating to the Software (i) have at all times been maintained in confidence reasonably consistent with its nature and appropriate business use, (ii) have been disclosed by the Borrower only to employees who have had a "need to know" the contents thereof in connection with the performance of their duties to the Borrower and who have executed appropriate nondisclosure agreements, and (iii) have not been disclosed to any third party.

          (h) Except with respect to demonstration or trial copies, to the Borrower's knowledge no Software contains, nor will the Borrower knowingly introduce, any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus" or other software routines or hardware components designed to permit unauthorized access, to disable or erase software earlier than the end of any applicable license term, or to perform any other such actions.

          (i) The Borrower has taken in the past reasonable security measures to protect the Borrower Intellectual Property.

          (j) Except as set forth on Section 3.9(j) of the Disclosure Schedule, each consultant to and employee of the Borrower, if any, who has authored, created or contributed to any the Borrower Intellectual Property has executed a confidentiality and proprietary rights agreement restricting the disclosure of proprietary information of the Borrower, and sufficient to transfer and assign any rights of such Persons in the Borrower Intellectual Property to the Borrower. The Borrower is not aware that any of its employees, officers or consultants is in violation of any agreement with the Borrower.

3.10 PROPRIETARY INFORMATION OF THIRD PARTIES

          (a) Except as disclosed in the Public Record, to the Company's knowledge, no third party has claimed or has a reasonable basis to claim that any Borrower Representative has (i) violated or may be violating any of the material terms or conditions of his or her employment, non-competition or non-disclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. To the Company's knowledge, no third party has requested information from the Borrower that suggests that such a claim might be contemplated.

          (b) To the Borrower's knowledge, none of the execution or delivery of this Agreement, or the carrying on of the business of the Borrower by Borrower Representatives, or the conduct or proposed conduct of the business of the Borrower, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such Borrower Representative is obligated and which could have a Material Adverse Effect on the Borrower.

3.11 EMPLOYMENT AGREEMENTS AND COMPENSATION PLANS

     Except as set forth on Section 3.11 of the Disclosure Schedule, neither the Borrower nor any Affiliate maintained, sponsored, adopted, made contributions to or obligate itself to make contributions to or to pay any benefits or grant rights under or with respect to any "Employee Pension Benefit Plan", whether written, oral, voluntary or pursuant to a collective bargaining agreement or law, which could give rise to or result in the Borrower or such Affiliate having any debt, liability, claim or obligation of any kind or nature, whether accrued, absolute, contingent, direct, indirect, known or unknown, perfected or inchoate or otherwise and whether or not due or to become due and except as set forth on
Section 3.11 of the Disclosure Schedule the Borrower has no knowledge of the existence of any such debt, liability, claim or obligation.

3.12 TRANSACTIONS WITH AFFILIATES

     Except as set forth on Section 3.12 of the Disclosure Schedule or as set forth in the Public Record Documents, no director, officer, employee or shareholder of the Borrower, or member of the family of any such other Person, or any corporation, partnership, trust or other entity in which any of the foregoing Persons, or any member of the family of any such person, is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Borrower, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such Person, other than employment-at-will arrangements in the ordinary course of business.

3.13 LOANS AND ADVANCES

     Except as set forth on Section 3.13 of the Disclosure Schedule or as set forth in the Public Record Documents, the Borrower does not have any outstanding loans or advances to or for the benefit of any Person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Borrower in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Borrower. Except as set forth on Section 3.13 of the Disclosure Schedule or as set forth in the Public Record Documents, the Borrower has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other Person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business. Except as set forth on Section 3.13 of the Disclosure Schedule, no Person has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of the Borrower, including such items and excepting such matters as are set forth in the preceding sentence.

3.14 INSURANCE

     The Borrower holds valid policies of insurance as to its respective properties and business, with financially sound and reputable insurers, against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, and is deemed by the Borrower to be sufficient.

3.15 TAXES

          (a) The Borrower has filed all tax returns, federal, provincial, state, county and local, whether domestic or foreign, required to be filed by it, and the Borrower has paid all taxes shown to be due by such returns as well as all other Taxes, assessments and governmental charges which have become due or payable, including without limitation all Taxes which the Borrower is obligated to withhold from amounts owing to employees, creditors and third parties. All material Tax elections of any type that the Borrower has made as of the date hereof are set forth in Section 3.15 of the Disclosure Schedule.

          (b) The Canadian Customs and Revenue Agency, the Internal Revenue Service (IRS) or any similar domestic or foreign authority has never audited the income tax returns of the Borrower. No deficiency assessment with respect to or proposed adjustment of the Borrower's Federal, provincial, state, county or local taxes, whether domestic or foreign, is pending or, to the Borrower's knowledge, threatened.

          (c) There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any federal, provincial, state, county or local taxing authority, whether domestic or foreign, outstanding against the assets, properties or business of the Borrower other than liens for current real property taxes payable in arrears and not yet due and payable.

          (d) Since its date of incorporation the Borrower has not been a "United States real property holding corporation", as defined in Section 897(c)(2) of the Code and in Section 1.897-2(b) of the Treasury Regulations issued thereunder, and the Borrower has filed with the IRS all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of the Treasury Regulations.

3.16 LITIGATION; COMPLIANCE WITH LAW

          (a) Except as set forth in Disclosure Schedule 3.16 or as set forth in the Public Record Documents, there is no (i) action, suit, claim, proceeding or investigation pending or, to the Borrower's knowledge threatened, against or affecting the Borrower, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, whether domestic or foreign, (ii) arbitration proceeding relating to the Borrower pending under collective bargaining agreements or otherwise, or (iii) governmental inquiry pending or, to the Borrower's knowledge, threatened against or affecting the Borrower (including without limitation any inquiry as to the qualification of the Borrower to hold or receive any license or permit), and to the Borrower's knowledge there is no reasonable basis for any of the foregoing.

          (b) The Borrower has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. The Borrower is not in default with respect to any order, writ, injunction or decree known to or served upon the Borrower of any court or of any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, whether domestic or foreign. There is no action or suit by the Borrower pending, threatened or contemplated against others.

          (c) The Borrower has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, the Borrower has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, and the Borrower has been operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations.

          (d) There is no existing law, rule, regulation or order, and the Borrower is not aware of any proposed law, rule, regulation or order, whether domestic or foreign, which would prohibit or restrict the Borrower from, or otherwise materially adversely affect the Borrower in, conducting its business in any jurisdiction in which it is now conducting business or in which it currently proposes to conduct business.

3.17 ENVIRONMENTAL PROTECTION

          (a) The Borrower has not caused or allowed, or contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances in connection with the operation of its business or otherwise. To the Borrower's knowledge, the Borrower, the operation of its business, and any real property that the Borrower owns, leases or otherwise occupies or uses ("Premises") are in material compliance with all applicable Environmental Laws and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws, including, without limitation, any Environmental Laws or orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances.

          (b) The Borrower has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any Person arising out of the ownership or occupation of the Premises, or the conduct of its operations, and the Borrower is not aware of any basis therefor. The Borrower has obtained and is maintaining in full force and effect all necessary permits, licenses and approvals required by all Environmental Laws applicable to the Premises and the business operations conducted thereon (including operations conducted by tenants on the Premises), and is in compliance with all such permits, licenses and approvals. The Borrower has not caused or allowed a release, or a threat of release, of any Hazardous Substance unto, at or near the Premises.

3.18 OFFERING OF THE NOTE AND CONVERSION SECURITIES

     Neither the Borrower nor any Person authorized or employed by the Borrower as agent, broker, dealer or otherwise in connection with the offering or sale of the Note or any securities of the Borrower similar to the Note has offered the Note or Conversion Securities or any such similar security for sale to, or solicited any offer to buy the Note or Conversion Securities or any such similar security from, or otherwise approached or negotiated with respect thereto with, any Person or Persons, and neither the Borrower nor any Person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Borrower under circumstances which might require the integration of such security with Note or Conversion Securities under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject the offering, issuance or sale of the Note or issuance of the Conversion Securities to Compaq to the registration provisions of the Securities Act.

     During the period in which the Note and Conversion Securities were offered for sale, neither the Borrower nor any of its Affiliates, nor any Persons acting on its behalf has made or will make any Direct Selling Efforts (as such term is defined in Regulation S) in the United States or has taken or will take any action that would cause the exemption registration afforded by Regulation S to be unavailable for offers and sales of the Note and Conversion Securities.

3.19 FOREIGN CORRUPT PRACTICES ACT

     The Borrower has not taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder, or any similar laws of any foreign jurisdiction. To the Borrower's knowledge, there is not now, and there has never been, any employment by the Borrower of, or beneficial ownership in the Borrower by, any governmental or political official in any country in the world.

3.20 BROKERS

     Except as set forth on Section 3.20 of the Disclosure Schedule, the Borrower does not have any contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

3.21 DISCLOSURE

     None of the Transaction Documents, nor any Schedule or Exhibit to any Transaction Document or any other documents delivered by the Borrower to Compaq in anticipation of the investment made hereunder contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Borrower with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact that the Borrower has not disclosed to Compaq and their counsel in writing and of which the Borrower is aware which has or could have a Material Adverse Effect.

3.22 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     All agreements, representations, warranties and covenants made by the Borrower in this Agreement are material, will be considered to have been relied on by Compaq and will survive the execution and delivery of this Agreement or any investigation made at any time by or on behalf of Compaq and any disposition or payment of the Obligations under the Note until repayment and performance in full of the Obligations under the Note and termination of all rights of the Borrower that, if exercised, would result in the existence of Obligations under the Note.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF COMPAQ

     Compaq represents and warrants to the Borrower that:

          (a) it has the full power and authority to enter into and perform this Agreement and the Transaction Documents to which it is a party in accordance with their terms and to consummate the transactions contemplated hereby and thereby;

          (b) it has duly executed and delivered this Agreement and the Transaction Documents to which it is a party and such agreements constitute the valid and binding obligations of Compaq enforceable in accordance with their respective terms;

          (c) it has not been formed specifically for the purpose of investing in the Borrower;

          (d) the aggregate purchase price for the Note is in excess of $97,000;

          (e) it has not received any offering memorandum in connection with the transactions contemplated in this Agreement

          (f) the Note being purchased by it is being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof except as may be permitted under applicable laws;

          (g) it does not have any contract,  arrangement or understanding  with
any  broker,   finder  or  similar  agent  with  respect  to  the   transactions
contemplated by this Agreement;

          (h) Compaq recognizes that the investment involves a high degree of risk as more fully set forth in the Borrower's filings with the US SEC and the Commission;

          (i) Compaq has been independently advised as to the applicable hold period imposed in respect of the Conversion Securities by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable hold periods for the Conversion Securities and is aware of the risks and other characteristics of the Conversion Securities and of the fact that Compaq may not be able to resell the Conversion Securities except in accordance with the applicable securities legislation and regulatory policy;

          (j) Compaq has not become aware of any advertisement of the investment in the Note or the Conversion Securities, including, without limitation, in printed media of general and regular paid circulation, radio, television or otherwise with respect to the distribution of the Note or the Conversion Securities;

          (k) Compaq (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is responsible for compliance with applicable resale restrictions and applicable tax legislation;

          (l) Compaq acknowledges that the Note and Conversion Securities have not been registered under the 1933 Act and may not be offered or sold in the United

States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Borrower has no obligation or present intention of filing a registration statement under the 1933 Act in respect of any of such securities; and

          (m) Compaq agrees that if Compaq shall decide to offer, sell or otherwise transfer any of the Note or Conversion Securities, Compaq will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless the sale is made (a) to the Borrower, (b) in accordance with Rule 144 or Rule 144A under the 1933 Act, if available, (c) outside the United States in accordance with Rules 903 or 904 of Regulation S , or (d) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state securities laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Borrower, has been provided to the Borrower to that effect.

                                   ARTICLE 5

                            COVENANTS OF THE BORROWER

5.1  RESTRICTION ON SECURITY ISSUANCE

     The Borrower agrees that for so long as any principal or interest balance remains outstanding on the Note, this Agreement remains in effect or the Strategic Alliance and Sales Agreement remains in effect, neither the Borrower nor any of its Subsidiaries shall: (i) other than upon the exercise or conversion of any currently outstanding security convertible into, exercisable for or other rights to acquire equity securities of the Borrower, issue any equity or debt security to or incur any other indebtedness to any Specified Person; (ii) neither issue nor invest in any equity or debt security to form, create or participate in any partnership, joint venture or other corporate business enterprise with any Specified Person; (iii) allow any director, officer, employee, agent or other representative of any Specified Person to attend meetings of the Borrower's Board or any Subsidiary's board of directors or any committee thereof or any advisory committee of the Borrower or any Subsidiary as a non-director representative; and (iv) vote or cause to be voted any of its securities having the power to vote in the election of directors ("Voting Securities") in favor of the election of any director, officer, employee, agent or other representative of a Specified Person to the Borrower's Board or any Subsidiary's board of directors. The Borrower represents and warrants that neither it, nor to the best of its knowledge any holder of Voting Securities, intends to vote or cause to be voted any of its Voting Securities in favor of the election of any director, officer, employee, agent or other representative of a Specified Person to the Borrower's Board or and Subsidiary's board of directors.

5.2  BOARD OBSERVER RIGHTS

     For so long as any principal or interest balance remains outstanding on the Note, this Agreement remains in effect or the Strategic Alliance and Sales Agreement remains in effect, the Borrower shall permit one non-director representative of Compaq to attend each meeting of the Board, and to participate in all discussions during each such meeting (but not to vote on any matter). The Borrower shall send to such representative notice of the time and place of each meeting in the same manner and at the same time as it sends such notice to its directors, and the Borrower shall provide to such representative complete copies of all notices, reports, minutes, consents and other documents at the same time and in the same manner as they are provided to its directors, provided, however, that the Borrower reserves the right to exclude such representative from any meeting or any portion thereof, and deny access to any such material, if and to the extent the Borrower believes that such exclusion or denial of access is reasonably necessary to preserve the attorney-client privilege where legal advice is sought or offered or there are discussions which may, directly or indirectly, affect Compaq; provided, further, that such representative will be excluded only from that part of the meeting or denied access to that part of such materials to which the foregoing clause applies.

5.3  FINANCIAL INFORMATION

     For so long as any amounts are due and payable under the Revolving Loan, the Borrower will furnish to Compaq, the following reports:

          (a) As soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, audited consolidated balance sheets of the Borrower and its subsidiaries, if any, as of the end of such fiscal year, and audited consolidated statements of income and cash flows of the Borrower and its Subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Borrower, however, for so long as the Borrower and its Subsidiaries remain subject to (i) the reporting requirements of the Securities Act, the Borrower's timely filing with the Commission of its annual report on the form prescribed by Securities Act or (ii) the reporting requirements of the 1934 Act, the Borrower's timely filing with the United States Securities and Exchange
Commission of its annual report on Form 10-K and any amendments thereto shall satisfy the Borrower's obligations under this Section 5.3(a);

          (b) As soon as practicable after the end of each quarter, and in any event within 60 days after each quarter, an unaudited quarterly report including a balance sheet, profit and loss statement and cash flow analysis (prepared in accordance with generally accepted accounting principles other than for accompanying notes and subject to changes resulting from year-end audit adjustments) as of the end of and for the year to date and quarter ending on such period end, however, for so long as the Borrower and its Subsidiaries remain subject to (i) the reporting requirements of the Securities Act, the Borrower's timely filing with the Commission of its annual report on the form prescribed by the Securities Act or (ii) the reporting requirements of the 1934 Act, the Borrower's timely filing with the United States Securities and Exchange Commission of its interim report for such quarter on Form 10-Q and any amendments thereto; shall satisfy the Borrower's obligations under this Section 5.3(b);

          (c) Within ten (10) days after the end of each month, an aging of Borrower's Accounts at the end of such month, including a listing of each individual Account Debtor and an aggregation of the total Accounts owed by any individual Account Debtor and its Affiliates.

5.4  OPERATING PLAN AND BUDGET

     For so long as the any amounts are due and payable under the Note or this Agreement remains in effect, as soon as practicable upon approval or adoption by the Borrower's Board, but not later than 60 days prior to the Borrower's current fiscal year end, the Borrower will furnish Compaq with the Borrower's Annual Budget.

5.5  INSPECTION

     For so long as any principal or interest balance remains outstanding on the Revolving Loan, the Borrower will permit Compaq, at Compaq's expense, to visit and inspect the Borrower's properties, to examine its books of account and records and to discuss the Borrower's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by Compaq; provided, however, that the Borrower is not obligated pursuant to this Section 5.5 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information unless Compaq agrees to keep such information confidential.

5.6  INSTRUCTIONS TO TRANSFER AGENT

     The  Borrower  shall upon receipt of due  conversion  of all or part of the
Note issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of Compaq or its respective nominee(s), for the Conversion Securities in such amounts as specified from time to time by the Holder to the Company upon conversion of all or part of the Note. The Borrower warrants it will not give any instruction other than the irrevocable transfer agent instructions referred to in this
Section 5.6, to its transfer agent with respect to the Conversion Securities. Nothing in this Section 5.6 shall affect in any way Compaq's to comply with all securities laws applicable to the resale of the Conversion Securities.

5.7  OTHER AFFIRMATIVE COVENANTS

     Without limiting any other covenants and provisions hereof, for so long as the any amounts are due and payable under the Note the Borrower will perform and observe the following covenants and provisions, and will cause each Subsidiary, if any, to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

          (a) Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Borrower or any Subsidiary; provided, however, that neither the Borrower nor any Subsidiary will be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Borrower or any Subsidiary will have set aside on its books sufficient reserves, if any, with respect thereto.

          (b) Pay and cause each Subsidiary to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Borrower or its Subsidiaries, except such as are being contested in good faith and by proper proceedings if the Borrower or Subsidiary concerned will have set aside on its books sufficient reserves, if any, with respect thereto.

          (c) Preserve and maintain, and, unless the Borrower deems it not to be in its best interests, cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties.

          (d) Give Compaq a copy of all notices sent to holders of the Company's Common Stock and at least 20 days' notice of any proposed merger, sale of substantially all of the assets or shares of the Company, any other reorganization or recapitalization of the Company and any proposed issuance of rights, warrants or other convertible securities of the Borrower to its holders of Common Stock.

          (e) Preserve and maintain its listing as a listed company on TSE.

          (f) Preserve and maintain its status as a "qualifying issuer" within the meaning of MI 45-102.

          (g) Secure, preserve and maintain, and cause each Subsidiary to secure, preserve and maintain, all licenses and other rights to use the Borrower Intellectual Property owned or possessed by it and deemed by the Borrower to be necessary to the conduct of its business and the businesses of its Subsidiaries, taken as a whole.

          (h) Comply, and cause each Subsidiary to comply, with the requirements of all applicable laws, rules, regulations and orders of any Governmental Body.

          (i) Keep, and cause each Subsidiary to keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Borrower and any Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business will be made.

          (j) Maintain and preserve, and cause each Subsidiary to maintain and preserve, all of its properties and assets necessary for the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

          (k) Comply, and cause each Subsidiary to comply, with all laws, rules, and regulations applicable to any Employee Benefit Plans and with all minimum funding requirements applicable to any pension and Employee Benefit Plan.

          (l) Cause all technological developments, patentable or unpatentable inventions, discoveries or improvements by the Borrower's or any Subsidiary's officers or employees to be documented in accordance with the appropriate professional standards and, where possible and commercially appropriate, to file and prosecute Canadian, United States and foreign patent or copyright applications relating to and protecting such developments on behalf of the Borrower or any Subsidiary.

5.8  NEGATIVE COVENANTS

     For so long as the any amounts are due and payable under the Revolving Loan and this Agreement remains in effect the Borrower may not:

          (a) sell, convey, or otherwise dispose of or encumber all or substantially all of its assets or business, or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of;

          (b) sell, convey, grant an exclusive license with respect to or otherwise dispose or create a security interest in any of the Borrower Intellectual Property except such Borrower Intellectual Property which is not material to the conduct of the Borrower's business as currently conducted or contemplated to be conducted; or

          (c) make any material change in the nature of the business carried on by the Borrower.

5.9  POSTPONEMENT OF DELIVERABLES

     Notwithstanding anything herein to the contrary Compaq shall be entitled to deliver to the Borrower, from time to time, a notice (the "Delivery Notice") requiring Borrower to stop the delivery of reports, notices, documents and information, whether written or oral, otherwise required to be delivered pursuant to any Transaction Document for such period of time or times specified in the Delivery Notice. Borrower hereby covenants and agrees that it shall abide by the terms and conditions set out in the Delivery Notice, and that it shall resume the delivery to Compaq of all reports, notices, documents and information, whether written or oral, after the expiry of the time period set out in any Delivery Notice.

                                   ARTICLE 6

                                EVENTS OF DEFAULT

6.1  EVENTS OF DEFAULT

     The occurrence of any of the following events shall be an Event of Default under this Agreement, the Note and the other Transaction Documents (each an "Event of Default"):

          (a) Failure to Pay. The Borrower shall fail to pay any principal, interest or any other amount required under the terms of this Agreement, the Note, any other Transaction Document when due and payable or declared due and payable whether by acceleration or otherwise; or

          (b) Failure to Repay Other Obligations. The Borrower shall fail to pay any Obligation to Compaq other than those described in subsection (a) above and such failure to pay shall continue uncured for a period of ten (10) Business Days; or

          (c) Breaches of Covenants. The Borrower or any Subsidiary shall fail to observe or perform any covenant, obligation, condition or agreement contained in this Agreement which failure shall continue uncured for ten (10) Business Days; or

          (d) Breaches of Note and Other Transaction Documents. The Borrower shall fail to observe or perform any covenant, obligation, condition or agreement contained in the Note or any other Transaction Document or any other event which constitutes a default by the Borrower under the Note or any other Transaction Document shall occur, which failure or default shall continue uncured for the longer of ten (10) Business Days or any applicable cure period set forth in the Note or such other Transaction Document; provided, that, there shall be no cure period with respect to any default under Section 7.1(a) hereto; or

          (e) Representations and Warranties. Any representation or warranty made by the Borrower to Compaq in this Agreement or in any of the other Transaction Documents shall be untrue in any material respect when made; or

          (f) Voluntary Bankruptcy or Insolvency Proceedings. The Borrower shall
(i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

          (g) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Borrower or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Borrower or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

          (h) Perfection of Security Interest. The Security Agreement shall for any reason (other than pursuant to the terms hereof) cease to create a valid and perfected security interest in the Collateral purported to be covered thereby; or

          (i) Other Liens. Other than with respect to a Permitted Encumbrance, any notice of lien, levy or assessment is filed of record with respect to all or any part of the Collateral by any Person; or

          (j) Lack of Enforceability. Any provision of this Agreement, the Note or any of the other Transaction Documents shall for any reason cease to be valid and binding on or enforceable against the Borrower, as a consequence of which the rights of Compaq would be materially and adversely affected in its reasonable judgment; or

          (k) Injunction or Attachment. There is an injunction or attachment issued against any of the Borrower's property or materially restricting the operation of the Borrower's business; or

          (l) Acceleration of Indebtedness. Any event which results in the acceleration of the maturity of the indebtedness of the Borrower to others in excess of US $100,000 under any indenture, note, agreement or other form of undertaking; or

          (m) Other Defaults. The Borrower defaults in the observance or performance of any provision relating to the Borrower's indebtedness in excess of US$100,000 to any creditor other than Compaq and thereby enables such creditor to demand payment of such indebtedness.

6.2  REMEDIES.

          (a) Generally. Upon the occurrence and continuation of a Default or an Event of Default, any and all Obligations represented by the Note shall, at the option of Compaq, become immediately due and payable WITHOUT DEMAND, OR NOTICE OF DEMAND, PRESENTMENT, PROTEST, NONPAYMENT OR DISHONOR ALL OF WHICH ARE
EXPRESSLY WAIVED BY THE BORROWER, and Compaq shall have, in addition to any other rights and remedies provided for in the Note, the Security Agreement or any other Transaction Document, all of the rights and remedies of a secured creditor under the PPSA, and any other applicable statute, or otherwise available to Compaq at law or in equity. Without limiting the generality of the foregoing, Compaq shall have the following rights, remedies and obligations after the occurrence of an Event of Default:

               (i) Compaq shall be entitled to, without notice, suspend the Revolving Loan with respect to further Revolving Loan Advances, increase the rate of interest applicable to the Obligations represented by the Note to the Default Rate, and declare any or all Obligations due under the Note to be immediately due and payable.

               (ii) In addition to and not in limitation of all rights of offset that Compaq may have under applicable law, Compaq shall have the right to appropriate and apply to the payment of and to set-off against the Borrower's Obligations any and all balances, credits, deposits, accounts or money of the Borrower then or thereafter received or held by or under the control of Compaq.

               (iii) The remedies of Compaq hereunder are cumulative and the exercise of any one or more of the remedies provided for herein, under any other Transaction Document or under the PPSA shall not be construed as a waiver of any of the other remedies of Compaq, so long as any part of the Obligations shall remain unsatisfied.

          (b) Continuing Right to Convert. No declaration of a Default or an Event of Default, acceleration of the amounts due and payable under this Agreement, the Note or any other Transaction Document nor any other actions taken by Compaq to collect the amounts due and payable under this Agreement, the Note or any other Transaction Document shall prevent Compaq or any subsequent permitted assignee of the Note from converting any unpaid principal or interest balance due under the Note at any time into equity securities of the Borrower in accordance with the provisions of the Note.

          (c) Enforcement Expenses. The Borrower shall reimburse Compaq for and Compaq shall be entitled to collect as additional indebtedness due hereunder all costs, expenses and fees incurred by the Compaq in the enforcement of this Agreement and/or the Transaction Documents and collection of the Note including but not limited to all reasonable attorneys fees and expenses. Any and all such costs, expenses and fees shall be deemed additional Obligations of the Borrower under the Note.

          (d) Waiver of Remedies. Compaq shall not (by act, delay, omission or otherwise) be deemed to have waived any of its rights or remedies hereunder, or any provision hereof, unless such waiver is in writing signed by Compaq, and any such waiver shall be effective only to the extent specifically set forth therein; and a waiver by Compaq of any right or remedy under this Agreement, the Note or any other Transaction Document on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which the Compaq would otherwise have had on any future occasion. The Borrower gives consent to Compaq to extend time, accept partial payments, to compound, release or delay enforcement of rights against any party liable under this Agreement, the Note or any other Transaction Document or against the Collateral or any other security.

          (e) Injunctive Relief. The Borrower acknowledges that a breach by it of its Obligations hereunder will cause irreparable harm to Compaq and that the remedy at law for any such breach may be inadequate. The Borrower therefore agrees that, in the event of any such breach or threatened breach, Compaq shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          (f) Rights of Compaq; Limitations on Compaq's Obligations.

               (i) Limitations on Compaq's Liability. Compaq will not be liable to the Borrower or any other Person for any failure or delay in exercising any of the rights of the Borrower under this Agreement (including any failure to take possession of, collect, sell, lease or otherwise dispose of any Collateral, or to preserve rights against prior parties). Neither Compaq nor any agent of Compaq (including, in Alberta or British Columbia, any sheriff) is required to take, or will have any liability for any failure to take or delay in taking, any steps necessary or advisable to preserve rights against other Persons under any Collateral in its possession. Compaq will not be liable for any, and the Borrower will bear the full risk of all, loss or damage to any and all of the Collateral (including any Collateral in the possession of Creditor or any receiver or receiver-manager) caused for any reason other than the gross negligence or wilful misconduct of Compaq.

               (ii) Release of Information. The Borrower authorizes Compaq to provide a copy of this Agreement and such other information as may be requested of Compaq by Persons entitled thereto pursuant to any applicable legislation, and otherwise with the consent of the Borrower.

                                   ARTICLE 7

                            CONDITIONS TO THE CLOSING

7.1  CONDITIONS OF CLOSING

     The obligation of Compaq to loan monies and advance credit to the Borrower is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

          (a) Opinion of the Borrower's Counsel. Compaq shall have received an opinion dated the Closing Date from each of (i) Blake, Cassels & Graydon LLP, British Columbia counsel for the Borrower, (ii) Wedge Information Technology Lawyers, technology counsel for the Borrower and (iii) Dorsey & Whitney LLP, United States counsel for the Borrower, each in form and scope satisfactory to Compaq and their counsel, in substantially the form of the opinions attached hereto as Exhibit D.

          (b) Representations and Warranties to be True and Correct. The representations and warranties contained in Article 3 shall be true, complete and correct on and as of the Closing Date with the same force and effect as if they had been made on such date.

          (c) Performance. The Borrower shall have performed and complied with all agreements contained herein required to be performed or complied with by it before or at the Closing Date,

          (d) All Proceedings to be Satisfactory. All corporate action and other proceedings to be taken by the Borrower in connection with the transactions contemplated hereby and all documents incident thereto shall be in form and substance reasonably satisfactory to Compaq and its counsel, and Compaq and its counsel shall have received all such counterpart facsimile or certified or other copies of such documents as they reasonably may request.

          (e) Supporting Documents. Compaq and its counsel shall have received copies of the following documents:

               (i) (A) the Memorandum certified as of a recent date preceding the Closing Date by the Registrar of Companies for British Columbia, and (B) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Borrower and the payment of all taxes due and owing by the Borrower;

               (ii) a certificate of an executive officer of the Borrower dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the Articles of the Borrower as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board or the shareholders of the Borrower authorizing the execution, delivery and performance of the Transaction Documents, the issuance, sale and delivery of the Note and the reservation of the Conversion Securities, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (C) that the Memorandum has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Borrower executing any of the Transaction Documents, the Note and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Borrower as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii);

               (iii) a certificate of an executive officer of the Borrower that all of the conditions set forth in this Article 7 have been satisfied; and

               (iv) such additional supporting documents and other information with respect to the operations and affairs of the Borrower as Compaq or its counsel reasonably may request.

          (f) Security Agreement. The Borrower shall have executed and delivered the Security Agreement.

          (g) Code Escrow Agreement. The Borrower shall have executed and delivered the Code Escrow Agreement.

          (h) Strategic Alliance and Sales Agreement. The Borrower shall have executed and delivered the Strategic Alliance and Sales Agreement.

          (i) License Agreement. The Borrower shall have executed and delivered the License Agreement.

          (j) Discharge. All prior registrations of any Security Interest against the Borrower other than the ones listed as Permitted Encumbrances in
Section 3.7(b) of the Disclosure Schedule shall have been discharged and an acknowledgement, in form and substance satisfactory to Compaq, shall have been executed and delivered by The Toronto-Dominion Bank that its security interest relates only to cash collateralized accounts of the Borrower with an aggregate value not exceeding Cdn$139,000 and US$260,000, on or prior to the Closing.

          (k) Preemptive Rights. All shareholders of the Borrower having any preemptive, first refusal or other rights with respect to the issuance of the Note or the Conversion Securities shall have irrevocably waived the same in writing.

          (l) Fees of Compaq's Counsel. The Borrower shall have paid in accordance with the provisions of Section 9.1, its portion of the fees and disbursements of Baker & McKenzie, special counsel to Compaq invoiced at Closing.

     All such documents shall be satisfactory in form and substance to Compaq and its counsel.

                                   ARTICLE 8

                                 INDEMNIFICATION

8.1  INDEMNIFICATION OBLIGATIONS OF THE BORROWER AND KEY PERSONS

          (a) Indemnity. The Borrower hereby agrees to indemnify, pay and hold Compaq and its officers, directors, employees, agents, and affiliates (collectively, the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitees are designated parties thereto) that may be imposed on, incurred by, or asserted against the Indemnities, in any manner relating to or arising out of this Agreement, the Note, any other Transaction Document (except the Strategic Alliance and Sales Agreement) or any other agreement or document executed and delivered by the Borrower in connection herewith or therewith (the "Indemnified Liabilities"); provided, however, that the Borrower shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the negligence or willful misconduct of such Indemnitee.

          (b) Unenforceability. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because such undertaking violates any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnities or any of them.

          (c) Indemnity Obligation Secured by Collateral. Any amounts paid by any Indemnitee hereunder as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral.

          (d) Survival. The provisions of this Section, other than Section 8.1(c), shall survive the termination of this Agreement and the discharge of the other Obligations.

                                   ARTICLE 9

                                  MISCELLANEOUS

9.1  EXPENSES

     Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated, provided, however, that the Borrower shall pay: (i) 50% of the fees and disbursements of Baker & McKenzie, special counsel to Compaq, in connection with the due diligence, negotiation, drafting of, and Closing of the transactions contemplated by, this Agreement and the other Transaction Documents up to a maximum of US$15,000; (ii) before or after the Closing shall pay such fees and disbursements of Compaq's attorneys in connection with any subsequent amendment, waiver or consent of any of the Transaction Documents (excluding the Strategic Alliance and Sales Agreement) or any related document or agreement requested by the Borrower; and (iii) after the Closing shall pay such fees and disbursements of Compaq's attorneys in connection with any enforcement of any of the Transaction Documents or any related document or agreement.

9.2  SURVIVAL OF AGREEMENTS

     All covenants, agreements, representations and warranties made in any of the Transaction Documents or any certificate or instrument delivered to Compaq pursuant to or in connection with any of the Transaction Documents shall survive the execution and delivery of all of the Transaction Documents, the issuance, sale and delivery of the Note and the issuance and delivery of the Conversion Securities, and all statements contained in any certificate or other instrument delivered by the Borrower under or in connection with the Transaction Documents shall be deemed to constitute representations and warranties made by the Borrower.

9.3  PARTIES IN INTEREST

     All representations, covenants and agreements contained in any of the Transaction Documents by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors, assigns, heirs and representatives of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting Compaq shall inure to the benefit of any and all subsequent holders from time to time of Note or Conversion Securities.

9.4  NOTICES

     All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested; in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the individual (by name or title) designated below (or to such other address, facsimile number, e-mail address or individual as a party may designate by notice to the other parties):

                (a)  if to Compaq, at:

                     Compaq Cayman Islands Investment Company
                     P.O. Box 265GT
                     Walker House,
                     Georgetown, Grand Cayman
                     Cayman Islands

                     with a copy to:

                     Compaq Computer Corporation
                     20555 SH 249
                     Houston, Texas 77070, USA
                     Attn: Ben K. Wells
                     Facsimile No. (281) 514-8381
                     E-mail Address:  Ben.K.Wells@Compaq.com
                     Attn: William Gervais
                     Facsimile No. (281) 514-4529
                     E-mail Address:

or at such other address as such Compaq shall have furnished to the Borrower in writing in accordance with this Section 9.4, with a copy to:

                     Baker & McKenzie
                     One Prudential Plaza
                     130 East Randolph Drive
                     Chicago, Illinois 60601
                     Attention: Michael J. Fieweger
                     Facsimile No.:   (312) 861-2899
                     E-mail Address:Michael.J.Fieweger@Bakernet.com

                     and a copy to:

                     Baker & McKenzie BCE Place 181 Bay Street, Suite 2100 Toronto, ON M5J 2T3
                     Attention: Charles M. Magerman
                     Facsimile No.:   (416) 863-6275
                     E-mail Address:Charles.M.Magerman@Bakernet.com

                (b)  if to the Borrower:

                     Infowave Software, Inc.
                     4664 Lougheed Highway
                     Suite 200
                     Burnaby, British Columbia
                     V5C 5T5
                     Attention: Chief Financial Officer
                     Facsimile No.: (604) 473-3699
                     E-mail Address: cfo@infowave.com

                     with a copy to:

                     Blake, Cassels & Graydon LLP
                     Three Bentall Centre, Suite 2600
                     595 Burrard Street, PO Box 49314
                     Vancouver, BC V7X 1L3
                     Attention: Geoffrey Belsher
                     Facsimile No.:    (604) 631-3309
                     E-mail Address: geoff.belsher@blakes.com

9.5  DELAYS OR OMISSIONS

     Except as expressly provided in this Agreement or in any other Transaction Document, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement or such Transaction Document upon any breach or default of any other party under this Agreement or such Transaction Document, shall impair any such right, power or remedy of such nondefaulting party nor shall it waive any such breach or default or waive any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default waive any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval on the part of any party of any breach or default under this Agreement or any other Transaction Document, or any waiver on the part of the Borrower, any party of any provisions or conditions of this Agreement or any Transaction Document, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or any other Transaction Document, or by law or otherwise afforded to any party to this Agreement or any other Transaction Document, shall be cumulative and not alternative.

9.6  FURTHER ASSURANCES

     The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and
(c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

9.7  ENTIRE AGREEMENT AND MODIFICATION

     This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the Transaction Documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except by a written agreement of the Borrower and Compaq.

9.8  INCORPORATION OF SCHEDULES

     The Schedules identified in this Agreement, including the Disclosure Schedule, are incorporated herein by reference and made a part of this Agreement.

9.9  DISCLOSURE SCHEDULE

          (a) The statements in the Disclosure Schedule, and those in any supplement thereto, relate only to the provisions in the section of the Agreement to which they expressly relate and not to any other provision.

          (b) In the event of any inconsistency between the statements in the body of this Agreement and those in the Disclosure Schedule (other than an exception expressly set forth as such in the Disclosure Schedule with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

9.10 TIME OF ESSENCE

     With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

9.11 SEVERABILITY

     If any provision of this Agreement or any other Transaction Document is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement or such other Transaction Document will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable; provided that no such severance shall be effective if it materially changes the economic benefit of such Agreement to any party thereto.

9.12 ASSIGNMENTS, SUCCESSORS, AND NO THIRD PARTY RIGHTS

     No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other party, except that Compaq may assign, sell and transfer this Agreement and the respective rights and obligations hereunder and/or under the Note in whole or in part to Compaq Computer Corporation, or to one or more corporations the shares of which are beneficially, directly or indirectly, owned by it, or any subsequent acquirer of the Note or Conversion Securities. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the Borrower's and Compaq's successors and permitted assigns. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement, any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement except such rights as shall inure to a successor or permitted assignee pursuant to this Section.

9.13 ENFORCEMENT OF AGREEMENT

     The Borrower acknowledges and agrees that Compaq could be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with the specific terms and that any breach of this Agreement by the Borrower could not be adequately compensated in all cases by monetary damages alone. Accordingly, the Borrower agrees that, in addition to any other right or remedy to which Compaq may be entitled, at law or in equity, they shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

9.14 WAIVER

     The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any Obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

9.15 JURISDICTION & SERVICE OF PROCESS

     Any proceeding arising out of or relating to this Agreement or any Transaction Document may be brought in the courts of the Province of British Columbia, City of Vancouver, and each of the parties irrevocably submits to the non-exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court, and agrees not to bring any Proceeding arising out of or relating to this Agreement or any Transaction Document in any other court. The parties agree that any or all of them may file a copy of this Section with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding referred to in this Section may be served on any party anywhere in the world.

     Nothing in this Agreement or any Transaction Document shall preclude Compaq from bringing suit or taking other legal action in any other jurisdiction to protect or realize on the Collateral or any other security or Obligations or to enforce a judgment or other court order.

9.16 ADVICE OF COUNSEL

     Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

9.17 NO STRICT CONSTRUCTION

     The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

9.18 DOLLAR REFERENCES

     Unless otherwise specified, all references to dollar amounts in this Agreement shall mean US Dollars.

9.19 JUDGMENT CURRENCY

     If, for the purpose of obtaining or enforcing judgment against the Borrower in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9.19 referred to as the "Judgment Currency") an amount due under any Transaction Document in any currency (the "Obligation Currency") other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the court of any other jurisdiction that will give effect to such conversion being made on such date, or the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 9.19 being hereinafter in this Section 9.19 referred to as the "Judgment Conversion Date").

     If, in the case of any proceeding in the court of any jurisdiction referred to in Section 9.19, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, the Borrower shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from the Borrower under Section 9.19 shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Transaction Documents.

     The term "rate of exchange" in this Section 9.19 means the rate of exchange at which Compaq would, on the relevant date at or about 12:00 noon (Toronto time), be prepared to sell the Obligation Currency against the Judgment Currency.

9.20 GOVERNING LAW

     This Agreement will be governed by and construed under the laws of the Province of British Columbia, and the Federal law of Canada applicable therein, without regard to conflicts of laws principles that would require the application of any other law.

9.21 COUNTERPARTS

     This Agreement may be executed in one or more counterparts, including by facsimile, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

9.22 DISPUTE RESOLUTION

     In the event of a dispute or claim of any kind arising under this Agreement ("Dispute"), then upon written request by either party, each of the parties will appoint a business executive that was not directly involved in the Dispute ("Executive") to negotiate a good faith resolution. The Executives will meet as often as reasonably necessary to gather and furnish relevant information to the other that the parties believe to be appropriate. Any Dispute not resolved within ten (10) business days of the written request may be submitted to non-binding mediation, which will be held in Toronto, Ontario. The parties will agree upon a mediator who shall be a retired judge of the Ontario Superior Court of Justice (or any predecessor court) on the roster of mediators with the ADR Chambers, located in Toronto, Ontario, Canada and shall participate in good faith in such mediation process. If the parties are unable to agree on the mediator, they shall apply to the Ontario Superior Court of Justice for an order appointing one with the cited qualifications from the ADR Chambers. No litigation of the Dispute may be commenced until the thirtieth (30th) day after mediation begins; provided however; nothing in this section shall prevent either party from seeking emergency equitable relief as necessary to preserve the status quo or other rights.

     The parties have executed and delivered this Convertible Loan Agreement as of the date indicated in the first sentence of this Agreement.

                                     INFOWAVE SOFTWARE, INC.



                                     By: ______________________________
                                     Name:
                                     Its:


                                     Compaq CAYMAN ISLANDS COMPANY



                                     By: ______________________________
                                     Name:
                                     Its: